UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 28, 2009 (December 5, 2008)
Republic Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14267	65-0716904

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18500 North Allied Way, Phoenix, Arizona	85054

(Address of Principal Executive Offices)	(Zip Code)
(480) 627-2700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EX-99.2

Explanatory Note
As reported in a Current Report on Form 8-K filed by Republic Services, Inc. on December 10, 2008, (the “Initial Form 8-K”), effective December 5, 2008, Allied Waste Industries, Inc. (“Allied”) merged with RS Merger Wedge, Inc. (“Merger Sub”), a wholly owned subsidiary of Republic Services, Inc. (“Republic”), with Allied continuing as the surviving corporation and a wholly owned subsidiary of Republic (the “Merger”). The Merger was effected pursuant to an Agreement and Plan of Merger dated as of June 22, 2008, as amended, by and among Republic, Allied, and Merger Sub (the “Merger Agreement”). This Amendment No. 1 to the Current Report on Form 8-K/A hereby amends and restates in its entirety Item 9.01(b) of the Initial Form 8-K and is being filed in order to provide the pro forma financial information that was excluded from the Initial Form 8-K.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(b) Pro Forma Financial Information
The following unaudited pro forma financial statements are attached hereto as Exhibit 99.2, and are incorporated herein by reference:
•	Unaudited pro forma condensed consolidated balance sheets as of September 30, 2008;

•	Unaudited pro forma condensed consolidated statements of income for the year ended December 31, 2007 and the nine months ended September 30, 2008: and

•	Notes to the unaudited pro forma condensed consolidated financial statements.
(d) Exhibits

Exhibit No.	Description
99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 28, 2009	REPUBLIC SERVICES, INC.
	By:	/s/ Tod C. Holmes
Tod C. Holmes
Executive Vice President and Chief Financial Officer (Principal Financial Officer)

	By:	/s/ Charles F. Serianni
Charles F. Serianni
Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)

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